UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

R. G. BARRY CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-8769	31-4362899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13405 Yarmouth Road N.W., Pickerington, Ohio 43147

(Address of principal executive offices) (Zip Code)

(614) 864-6400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2014, R. G. Barry Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), with MRGB Hold Co. (“Parent”) and MRVK Hold Co., a wholly-owned direct subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are currently wholly-owned subsidiaries of Mill Road Capital II, L.P. (“Mill Road”). The Merger Agreement was unanimously approved by the Company’s board of directors. Aside from the transactions contemplated by the Merger Agreement and the ownership of the Company’s shares by Mill Road, there is no material relationship between Mill Road, Parent or Merger Sub and the Company.

Merger Agreement

The Merger Agreement provides for a business combination whereby Merger Sub will merge with and into the Company (the “Merger”). As a result of the Merger, the separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation in the Merger and as a wholly-owned subsidiary of Parent. At the effective time of the Merger, each outstanding common share, par value $1.00 per share, of the Company (other than shares owned by the Company, Parent and Merger Sub and any shares as to which Company shareholders have made a proper demand for appraisal pursuant to Ohio law) will be converted into the right to receive $19.00 in cash, without interest. Equity awards under Company plans will be terminated and settled in accordance with the terms of the applicable plans and award agreements under which the awards were made.

The Company has made customary representations and warranties in the Merger Agreement. The Company has also made certain customary covenants in the Merger Agreement, including (i) to carry on its business in the ordinary course of business during the period between the date of the Merger Agreement and the effective time of the Merger, (ii) not to engage in certain specified transactions or activities during such period without Parent’s prior consent, (iii) to file a proxy statement, (iv) unless the Merger Agreement is terminated beforehand, to cause a shareholder meeting to be held regarding the adoption of the Merger Agreement, and (v) to provide cooperation and assistance in Parent’s efforts to obtain the financing necessary to consummate the Merger.

Consummation of the Merger is subject to various customary conditions, including (i) the approval by holders of a majority of the Company’s outstanding common shares, (ii) clearance under the Hart-Scott-Rodino Antitrust Improvements Act, (iii) the absence of any law or order preventing, restraining, enjoining or prohibiting the Merger, (iv) subject to certain materiality exceptions, the accuracy of the representations and warranties made by the Company, Parent and Merger Sub, respectively, (v) no occurrence of a material adverse effect on the Company since the execution of the Merger Agreement, and (vi) compliance by the Company, Parent and Merger Sub with their respective obligations under the Merger Agreement in all material respects. Parent has obtained an equity commitment from Mill Road and has also received a debt financing commitment for the transactions contemplated by the Merger Agreement, which are each subject to customary conditions.

The Merger Agreement permits the Company to solicit (“go-shop”), for a period of 30 days after signing, alternative takeover proposals, subject to the parameters specified in the Merger Agreement. Following the expiration of the go-shop period, the Merger Agreement permits the Company to continue discussions with a person from whom the Company received a takeover proposal prior to such expiration, but prohibits the Company from soliciting takeover proposals from other persons. Following the go-shop period, however, the Company may still consider and take other specified actions with respect to unsolicited superior proposals, subject to the parameters specified in the Merger Agreement.

The Merger Agreement contains certain termination rights for both the Company and Parent and further provides that, upon termination of the Merger Agreement under certain circumstances, the Company may be obligated to pay Parent a termination fee of $5 million or Parent may be obligated to pay to the Company a termination fee of $5 million. Either party will have a right to terminate the Merger Agreement if the Merger is not closed on or prior to October 1, 2014.

In connection with the transactions contemplated by the Merger Agreement, the Company has agreed to suspend the payment of its regular quarterly dividend.

Voting Agreement and Sponsor Guarantee

Concurrently with the execution of the Merger Agreement, Mill Road executed a Voting Agreement agreeing to vote the shares it holds (1,093,189 shares, representing approximately 9.8% of the Company’s outstanding shares) in favor of the adoption of the Merger Agreement. Mill Road also provided to the Company a Sponsor Guarantee guaranteeing Parent’s obligation to pay the aforementioned $5 million termination fee, certain Company expenses, and, in the event of the closing of the Merger, the equity portion of the financing for the Merger, in each case if and when such payments are applicable.

Rights Plan Amendments

On May 1, 2014, the Company entered into a Second Amendment (the “Second Amendment”) to the Rights Agreement, dated as of May 1, 2009, between the Company and Broadridge Corporate Issuer Solutions, Inc., as successor to The Bank of New York Mellon Corporation, as amended by the First Amendment to Rights Agreement dated August 15, 2011 (collectively, the “Rights Agreement”). The purpose of the Second Amendment was to extend the expiration date of the rights to December 31, 2014.

Also on May 1, 2014, the Company entered into a Third Amendment (the “Third Amendment”) to the Rights Agreement. The purpose of the Third Amendment was to render the Rights Agreement inapplicable to Mill Road, Parent, Merger Sub, the Merger Agreement, the Merger and the other transactions contemplated thereby.

Cautionary Statements; Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed Merger, and all other statements made in this Current Report on Form 8-K that are not historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private

Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements may be identified by the use of words such as “may”, “will”, “expect”, “plan”, “anticipate”, “believe”, or “project”, or the negative of those words or other comparable words. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and subject to applicable law to the contrary. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Company’s actual results to differ materially from those suggested by the projected information in such forward-looking statements. Such risks and uncertainties include, among others: any conditions imposed on the parties in connection with the consummation of the transactions described herein; adoption of the Merger Agreement by the Company’s shareholders (or the failure to obtain such adoption); the ability to obtain regulatory approvals of the Merger and the other transactions contemplated by the Merger Agreement on the proposed terms and schedule; the Company’s ability to maintain relationships with customers, employees or suppliers following the announcement of the Merger Agreement and the transactions contemplated thereby; the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the ability of the parties to satisfy the conditions to closing of the proposed transactions; the risk that the Merger and the other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all; and the risks that are described from time to time in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”), including the Annual Report on Form 10-K for the fiscal year ended June 29, 2013, filed with the SEC on September 11, 2013, in other of the Company’s filings with the SEC from time to time, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and on general industry and economic conditions.

Readers are cautioned not to place undue reliance on the forward-looking statements included in this Current Report on

Form 8-K.

The Merger Agreement has been provided solely to inform investors of its terms. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may not be intended as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement, and may apply standards of materiality in a way that is different from what may be viewed as material by investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. Copies of the Second and Third Amendments to the Rights Agreement are attached hereto as Exhibits 4.1 and 4.2. Copies of the Sponsor Guarantee and the Voting Agreement are attached as Exhibits 10.1 and 10.2, respectively. The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, the Second Amendment, the Third Amendment, the Sponsor Guarantee and the Voting Agreement.

Additional Information and Where to Find It

All parties desiring details regarding the proposed Merger and other transactions are urged to review the Merger Agreement. The Company expects to file with the SEC a proxy statement (in preliminary and definitive form) and other documents in connection with the solicitation of proxies for the special meeting of shareholders to be held to vote on a proposal to adopt the Merger Agreement. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND OTHER TRANSACTIONS. Shareholders will be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) filed with the SEC from the SEC’s website at www.sec.gov. Shareholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to R. G. Barry Corporation, 13405 Yarmouth Road N.W., Pickerington, Ohio 43147, (614) 864-6400, Attention: Investor Relations.

Participants in the Solicitation

The Company and its executive officers, directors, other members of management, and employees and the Parent and its affiliates may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transaction. Information regarding the executive officers and directors of the Company is set forth in its definitive proxy statement for its 2013 annual meeting filed with the SEC on September 19, 2013. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. The interests of these participants in the transactions contemplated by the Merger Agreement may be different than those of the Company’s shareholders generally. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

Item 2.02 Results of Operations and Financial Condition.

On May 2, 2014, the Company issued a press release reporting its operating results for the third fiscal quarter and nine-month period ended March 29, 2014. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 3.03 Material Modification to Rights of Security Holders.

Please see the disclosure set forth under “Item 1.01 Entry into a Material Definitive Agreement” which is incorporated by reference into this Item 3.03.

Item 8.01 Other Events.

On May 2, 2014, the Company issued a press release announcing the signing of the Merger Agreement, distributed or made available to employees and certain other persons Questions and Answers and Frequently Asked Questions regarding the Merger, sent letters to employees and to customers, suppliers and partners regarding the Merger and distributed internally Key Messages for use when talking to customers, suppliers and business partners, copies of which are filed as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 hereto.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 1, 2014, among R. G. Barry Corporation, MRGB Hold Co. and MRVK Merger Co.

4.1	Second Amendment to the Rights Agreement, dated as of May 1, 2014, to the Rights Agreement dated as of May 1, 2009, between R. G. Barry Corporation and Broadridge Corporate Issuer Solutions, Inc., as successor to The Bank of New York Mellon Corporation, as amended by the First Amendment to the Rights Agreement dated August 15, 2011

4.2	Third Amendment to the Rights Agreement, dated as of May 1, 2014, to the Rights Agreement dated as of May 1, 2009, between R. G. Barry Corporation and Broadridge Corporate Issuer Solutions, Inc,. as successor to The Bank of New York Mellon Corporation, as amended by the First Amendment to the Rights Agreement dated August 15, 2011 and the Second Amendment to the Rights Agreement dated May 1, 2014

10.1	Sponsor Guarantee dated as of May 1, 2014, by Mill Road Capital II, L.P. in favor of R. G. Barry Corporation

10.2	Voting Agreement dated as of May 1, 2014, between Mill Road Capital II, L.P. and R. G. Barry Corporation

99.1	Press Release dated May 2, 2014

99.2	Questions and Answers Regarding Mill Road Capital Acquisition of R. G. Barry dated May 2, 2014

99.3	Frequently Asked Questions Regarding Mill Road Capital Acquisition of R. G. Barry dated May 2, 2014

99.4	Letter to Employees of R. G. Barry Corporation dated May 2, 2014

99.5	Letter to Customers, Suppliers and Partners of R. G. Barry Corporation dated May 2, 2014

99.6	Key Messages to Customers, Suppliers and Business Partners dated May 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. G. BARRY CORPORATION

May 2, 2014	By:	/s/ Jose G. Ibarra
Jose G. Ibarra
Sr. Vice President-Finance & CFO

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 1, 2014, among R. G. Barry Corporation, MRGB Hold Co. and MRVK Merger Co.

4.1	Second Amendment to the Rights Agreement, dated as of May 1, 2014, to the Rights Agreement dated as of May 1, 2009, between R. G. Barry Corporation and Broadridge Corporate Issuer Solutions, Inc., as successor to The Bank of New York Mellon Corporation, as amended by the First Amendment to the Rights Agreement dated August 15, 2011

4.2	Third Amendment to the Rights Agreement, dated as of May 1, 2014, to the Rights Agreement dated as of May 1, 2009, between R. G. Barry Corporation and Broadridge Corporate Issuer Solutions, Inc,. as successor to The Bank of New York Mellon Corporation, as amended by the First Amendment to the Rights Agreement dated August 15, 2011 and the Second Amendment to the Rights Agreement dated May 1, 2014

10.1	Sponsor Guarantee dated as of May 1, 2014, by Mill Road Capital II, L.P. in favor of R. G. Barry Corporation

10.2	Voting Agreement dated as of May 1, 2014, between Mill Road Capital II, L.P. and R. G. Barry Corporation

99.1	Press Release dated May 2, 2014

99.2	Questions and Answers Regarding Mill Road Capital Acquisition of R. G. Barry dated May 2, 2014

99.3	Frequently Asked Questions Regarding Mill Road Capital Acquisition of R. G. Barry dated May 2, 2014

99.4	Letter to Employees of R. G. Barry Corporation dated May 2, 2014

99.5	Letter to Customers, Suppliers and Partners of R. G. Barry Corporation dated May 2, 2014

99.6	Key Messages to Customers, Suppliers and Business Partners dated May 2, 2014